Exhibit 99.1

MKANGO RESOURCES LTD.
550 Burrard Street
Suite 2900
Vancouver
BC V6C 0A3
Canada

Mkango and Crown PropTech Acquisitions Announce Business Combination Agreement to Create Geographically

Strategic Pure-Play Global Rare Earth Platform Owning Songwe Hill and Pulawy Projects

●	Lancaster Exploration Limited (expected to be renamed Mkango Rare Earths Limited), owner of Mkango’s Songwe Hill Rare Earths Project in Malawi (“Songwe Hill”) and the Pulawy Rare Earth Separation Project (“Pulawy”) in Poland, both designated as strategic projects under the EU Critical Raw Materials Act, will apply for listing on Nasdaq with an aim to become a publicly traded company under the name Mkango Rare Earths Limited (“MKAR”) if the Business Combination closes. Songwe Hill is also supported by the Minerals Security Partnership.

●	Songwe Hill and Pulawy together comprise a vertically integrated, pure-play global rare earth platform, with the goal to provide a mined, refined and separated supply of rare earth oxides to supply chains across North America, Europe and Asia.

●	Songwe Hill is one of the very few rare earth projects globally to have advanced to a NI 43-101 compliant Definitive Feasibility Study (“DFS”) stage (citation below), with a full Environmental, Social, Health Impact Assessment (“ESHIA”) also completed in compliance with IFC Performance Standards.

●	The pro forma value of Mkango’s shareholding in the MKAR Group (excluding its current recycling businesses) pursuant to the Business Combination Agreement is US$400 million prior to transaction expenses and excluding any net proceeds from a PIPE financing and any amounts available from CPTK’s trust account.

●	Transaction proceeds will support Mkango Rare Earths Limited’s strategic growth plan, which includes development of Songwe Hill and Pulawy.

LONDON / VANCOUVER: 3 July 2025 -– Mkango Resources Ltd (AIM/TSX-V: MKA) (“Mkango”) is pleased to announce that its wholly owned subsidiary, Lancaster Exploration Limited (“MKAR,” to be renamed Mkango Rare Earths Limited) and certain other wholly-owned subsidiaries of Mkango (together with MKAR, “MKAR Group”) have entered into a definitive business combination agreement dated July 2, 2025 (the “Business Combination Agreement”) with Crown PropTech Acquisitions, a Cayman Islands exempted company (OTC: CPTKW) (“CPTK”).

The proposed merger and the other transactions contemplated by the Business Combination Agreement (the “Proposed Business Combination”) would create a publicly traded, vertically integrated, global pure-play rare earths platform, comprised of Songwe Hill and Pulawy under the name “Mkango Rare Earths Limited,” and its ordinary shares are expected to trade on Nasdaq.

Completion of the Proposed Business Combination is subject to a number of conditions, including but not limited to the approval of a Nasdaq listing application, approval by Mkango as shareholder of MKAR, approval by the shareholders of CPTK, approval by the TSX Venture Exchange (“TSX-V”), and the satisfaction or waiver of other closing conditions. There can be no assurance that the Proposed Business Combination will be completed as proposed or at all.

Mkango’s interest in its recycling businesses is not contemplated as part of the Proposed Business Combination. It is expected that a meeting of Mkango’s shareholders will be called to approve both the transaction and a name change for Mkango, to be effective on completion of the Proposed Business Combination.

The pro forma value of Mkango’s shareholding in the MKAR Group pursuant to the Business Combination Agreement is US$400 million prior to any reduction for transaction expenses including any repayment of the BCA Note and F-4 Note described below and does not include any net proceeds from a PIPE financing and any amounts available from CPTK’s trust account. Mkango is expected to retain a significant majority equity interest in MKAR, with final ownership determined at closing based on any conversion of the BCA Note and F-4 Note, the amount of SPAC redemptions, any securities issued pursuant to a private placement financing (“PIPE Financing”) and other closing adjustments.

Alexander Lemon, President of Mkango, commented: “We are excited to announce the signing of a transformative Business Combination Agreement with CPTK, which I believe marks a pivotal step towards unlocking substantial shareholder value. This transaction is expected to significantly accelerate the growth trajectory of the Mkango group and position us as a key player in the global rare earth supply chain, with a strong emphasis on sustainability and critical industry demand. Partnering with CPTK, an organization that shares our strategic vision and values, enhances our platform for scalable growth and innovation. As we move towards a Nasdaq listing, we believe this combination will catalyse new opportunities, broaden our investor base, and drive long-term value creation.”

Michael Minnick, CEO of CPTK, added: “We are excited to continue progressing this transaction forward. Based on the significant milestones achieved to date, we believe MKAR is uniquely-positioned to become an important provider of not only rare earth carbonates via its mining site in Malawi, Africa, but also a provider of rare earth oxides through its planned separation facility in Pulawy, Poland. This vertically integrated approach, we believe, will distinguish MKAR.”

Pursuant to a previously announced note purchase agreement between MKAR, one of CPTK’s sponsors, and an affiliate of another sponsor of CPTK, US$500,000 was funded upon the execution of the Business Combination Agreement in exchange for a convertible promissory note (the “BCA Note”), with an additional US$250,000 to be funded (collectively with the US$500,000 investment, the “Sponsor Investment”) upon the initial public filing of a registration statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”) for the Proposed Business Combination in exchange for a convertible promissory note (the “F-4 Note”). The TSX-V has conditionally accepted the BCA Note issuance, subject to satisfaction of customary closing conditions. The Sponsor Investment will cover certain of MKAR Group’s general corporate expenses related to the Proposed Business Combination.

MKAR’s goal with Songwe Hill and Pulawy is to provide a mined, refined and separated sustainable supply of rare earth oxides to supply chains across North America, Europe and Asian markets. Songwe Hill is a Minerals Security Partnership supported project, and both Songwe Hill and Pulawy have been recently designated as Strategic Projects under the European Union Critical Raw Materials Act (“CRMA”), as both have been assessed by the EU to be highly important to the EU’s supply security of strategic raw materials and possess viable technical feasibility within reasonable timeframes. Accordingly, both are expected to benefit from coordinated support from the EU Member States and financial institutions, in particular, in terms of access to financing and connections with future off-takers.

Songwe Hill is one of the very few rare earth projects globally to have advanced to the NI 43-101 compliant DFS stage, with an approved ESHIA also completed in compliance with IFC Performance Standards. A mining development agreement was signed with the Government of Malawi in July 2024.

Pulawy is expected to be underpinned by the sustainable supply of a purified rare earth carbonate from Songwe Hill and is also expected to process rare earths from other sources. As an EU-based project, Pulawy is expected to provide cross-border benefits, including for downstream sectors. The project is also expected to benefit from expedited permitting processes as a Strategic Project under the CRMA. Poland, as an EU Member State Government, is responsible for ensuring that Pulawy obtains relevant permits within the CRMA’s timelines, which provide that permitting processes will not exceed 15 months for processing/refining projects.

Proposed Business Combination Overview

The Proposed Business Combination implies a pro forma valuation of Mkango’s shareholding in MKAR of US$400 million, excluding the effects of MKAR’s indebtedness, closing cash, and transaction expenses (the “BCA Valuation”) and any net proceeds from a PIPE financing and amounts remaining in CPTK’s trust account.

Pursuant to the Business Combination Agreement, MKAR is obligated to effect a share split that is expected to result, based on current assumptions, all of which are subject to change, in Mkango holding approximately 40,000,000 outstanding ordinary shares of MKAR at the closing of the Proposed Business Combination, calculated using the BCA Valuation at an implied value of US$10 per share, with CPTK’s initial shareholders expected to hold 6,900,000 ordinary shares of MKAR. Additionally, the principal and accrued and unpaid interest of the convertible promissory notes issued pursuant to the Sponsor Investment, which includes the BCA Note issuance, will convert immediately prior to the consummation of the Proposed Business Combination (the “Standard Conversion”) into twice the number of ordinary shares of MKAR to which such dollar amount would equate based on the implied dollar value of Company shares in the Proposed Business Combination (the “Proposed BCA Valuation”), which shares would be held by one of CPTK’s sponsors and the affiliate of another CPTK sponsor. Alternatively, if CPTK satisfies certain cash thresholds at the time of the Proposed Business Combination, the noteholders may opt to have any portion of such principal and interest repaid in cash as well as convert into half the number of shares to which such dollar amount would equate based on the Proposed BCA Valuation, with the balance of the promissory notes, if any, converting pursuant to the Standard Conversion. In addition, ordinary shares of MKAR may be issued pursuant to a PIPE Financing, if any, at the closing of the Proposed Business Combination.

Additionally, outstanding warrants of CPTK, which include approximately 9.2 million public warrants and 5.0 million private placement warrants, will become exercisable for ordinary shares of MKAR (such warrants, the “Warrants”) pursuant to the CPTK Warrant Agreement which will be assigned and assumed by MKAR as a condition to the closing of the Proposed Business Combination. The public warrants will contain the same general terms and conditions of the CPTK warrants, including a five-year term, a cash exercise price of US$11.50 per share, subject to adjustment, and are redeemable for $0.01 per warrant upon 30 days’ notice if the closing price of the underlying shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three business days before the redemption notice is sent to the warrant holders. The private warrants are identical to the public warrants except they are not redeemable and have a cashless exercise feature.

The applicable boards of directors of MKAR Group and CPTK have unanimously approved the Proposed Business Combination, which is expected to be completed in the fourth quarter of 2025, subject to, among other things, the approval of a Nasdaq listing application, approval by Mkango as shareholder of MKAR, approval by the shareholders of CPTK, approval by the TSX-V, and satisfaction or waiver of the other conditions set forth in the Business Combination Agreement. MKAR is not obligated to close the Proposed Business Combination if, pursuant to the Business Combination Agreement, CPTK’s available net cash, including new funds raised from investors and following redemptions by CPTK’s public shareholders, would be less than US$5,000,000 at closing.

Pursuant to a Shareholder Support Agreement executed concurrently with the Business Combination Agreement (the “Shareholder Support Agreement”), Mkango agreed to vote in favor of the Proposed Business Combination and take actions to support its consummation. The Shareholder Support Agreement also restricts the transfer of Mkango’s shares of MKAR and prohibits the initiation of any claims that could delay or impede the Proposed Business Combination. Pursuant to a Sponsor Support Agreement executed concurrently with the Business Combination Agreement (the “Sponsor Support Agreement”), CPTK’s sponsor and certain other investors in CPTK have agreed to vote in favor of the Proposed Business Combination and take actions to support its consummation. The Sponsor Support Agreement also restricts the transfer of the parties’ shares of CPTK, includes provisions for escrow and potential earnout of a portion of the shares of MKAR to be obtained by CPTK’s sponsor, and contains waivers of certain rights and claims related to the Proposed Business Combination.

Net proceeds from the Proposed Business Combination are expected to support MKAR Group’s strategic growth plan, which includes development of Songwe Hill and Pulawy.

Additional information about the Proposed Business Combination, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by CPTK with the SEC and available at www.sec.gov. Mkango will also be filing a material change report attaching a copy of the Form 8-K and the exhibits thereto (the “MCR”), as well as executed copies of the Business Combination Agreement, the Shareholder Support Agreement and the Sponsor Support Agreement under Mkango’s profile on SEDAR+ at www.sedarplus.ca/landingpage. Shareholders of Mkango are encouraged to review the MCR and its attachments in full for additional information regarding the Proposed Business Combination.

Advisors

Cohen & Company Capital Markets (“CCM”), a division of J.V.B. Financial Group LLC is acting as the exclusive financial advisor and lead capital markets advisor to MKAR.

Welsbach Corporate Solutions LLC-FZ (“Welsbach”) is acting as Supply Chain Advisor to MKAR.

Jett Capital Advisors, LLC is acting as exclusive financial advisor and lead capital markets advisor to CPTK.

Greenberg Traurig, LLP is serving as legal counsel to MKAR and Fasken Martineau LLP is serving as legal counsel to Mkango.

Orrick, Herrington & Sutcliffe LLP is serving as U.S. legal counsel to CPTK.

About Mkango Resources Ltd.

Mkango is listed on AIM and the TSX Venture Exchange. Mkango’s corporate strategy is to become a market leader in the production of recycled rare earth magnets, alloys and oxides, through its interest in Maginito Limited (“Maginito”), which is owned 79.4 per cent by Mkango and 20.6 per cent by CoTec Holdings Corp (“CoTec”), and to develop new sustainable sources of neodymium, praseodymium, dysprosium and terbium to supply accelerating demand from electric vehicles, wind turbines and other clean energy technologies.

Maginito holds a 100 per cent interest in HyProMag Limited (“HyProMag”) and a 90 per cent direct and indirect interest (assuming conversion of Maginito’s convertible loan) in HyProMag GmbH, focused on short loop rare earth magnet recycling in the UK and Germany, respectively, and a 100 per cent interest in Mkango Rare Earths UK Ltd (“Mkango UK”), focused on long loop rare earth magnet recycling in the UK via a chemical route.

Maginito and CoTec are also rolling out HyProMag’s recycling technology into the United States via the 50/50 owned HyProMag USA LLC joint venture company.

Mkango also owns the advanced stage Songwe Hill Rare Earth project, a rare earths, uranium, tantalum and niobium exploration portfolio in Malawi, as well as the Pulawy Rare Earth’s separation project in Poland. These projects are the subject of the Proposed Business Combination.

Songwe Hill is one of the few rare earth projects to have advanced to the NI 43-101 compliant DFS. The DFS is dated August 18, 2022 with an effective date of July 1, 2022 and entitled “NI 43-101 Technical Report on the Songwe Hill Rare Earth Element Project in Malawi”. It was prepared by Senet, a DRA Global Group Company, and can be located under Mkango’s profile on SEDAR+ at www.sedarplus.ca/landingpage.

Pulawy, located in a Special Economic Zone in Poland, stands adjacent to the EU’s second largest manufacturer of nitrogen fertilisers, and features established infrastructure, access to reagents and utilities on site.

For more information, please visit www.mkango.ca

About Crown PropTech Acquisitions (CPTK)

CPTK is a Cayman Islands exempted company incorporated in 2021 as a special purpose acquisition company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, with approximately $5.67 million cash in trust.

Market Abuse Regulation (MAR) Disclosure

The information contained within this news release is deemed by Mkango to constitute inside information as stipulated under the Market Abuse Regulations (EU) No. 596/2014 (‘MAR’) which has been incorporated into UK law by the European Union (Withdrawal) Act 2018. Upon the publication of this announcement via Regulatory Information Service, this inside information is now considered to be in the public domain.

Cautionary Statement Regarding Forward-Looking Statements

The TSX Venture Exchange has neither approved nor disapproved the contents of this press release. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

All statements other than statements of historical facts contained in this news release, including statements regarding MKAR’s and Mkango’s future financial position, results of operations, business strategy, and plans and objectives of their management team for future operations, are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, CPTK, Mkango, MKAR or their respective management teams’ expectations concerning the outlook for their or MKAR’s business, productivity, plans, goals for future operational improvements, capital investments, operational performance, future market conditions, economic performance, developments in the capital and credit markets, expected future financial performance, capital expenditure plans and timeline, mineral reserve and resource estimates, production and other operating results, productivity improvements, expected net proceeds, expected additional funding, the percentage of redemptions of CPTK’s public shareholders, growth prospects and outlook of MKAR’s operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of MKAR’s projects, future listing of MKAR on Nasdaq, as well as any information concerning possible or assumed future results of operations of Mkango and MKAR. Forward-looking statements also include statements regarding the expected benefits of the Proposed Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of CPTK, Mkango and MKAR, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of CPTK’s, MKAR’s or Mkango’s securities, (ii) the risk that the Proposed Business Combination may not be completed by CPTK’s business combination deadline, or at all, and the potential failure to obtain an extension of the business combination deadline if sought by CPTK, MKAR or Mkango (iii) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Business Combination Agreement by Mkango ,the shareholders of CPTK, and the TSX-V, the satisfaction of the minimum cash amount following redemptions by CPTK’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) market risks, including the price of rare earth materials, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the Proposed Business Combination on CPTK’s, Mkango’s or MKAR’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against CPTK or MKAR related to the business combination agreement or the Proposed Business Combination, (viii) failure to realize the anticipated benefits of the Proposed Business Combination, (ix) the inability of MKAR to meet the listing requirements of the Nasdaq Stock Market, or if listed, the inability of MKAR to maintain the listing of its securities on the Nasdaq Stock Market, (x) the risk that the price of MKAR securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which MKAR plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure, (xi) the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, identify and realize additional opportunities, and manage its growth and expanding operations, (xii) the risk that MKAR may not be able to successfully develop its assets, (xiii) the risk that MKAR will be unable to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiv) political and social risks of operating in Malawi or Poland, (xv) operational hazards and risks that MKAR could face, and (xvi) the risk that additional financing in connection with the Proposed Business Combination may not be raised on favorable terms, in a sufficient amount to satisfy the minimum cash amount condition to the Business Combination Agreement. The foregoing list is not exhaustive, and there may be additional risks that CPTK, Mkango, or MKAR presently do not know or that they currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this news release and the other risks and uncertainties described in CPTK’s filings with the SEC, Mkango’s filings on SEDAR+, the risks to be described in a registration statement on Form F-4, which will include a proxy statement/prospectus, and those discussed and identified in filings made with the SEC by CPTK and MKAR, from time to time. CPTK, Mkango, and MKAR caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this news release speak only as of the date of this news release. None of CPTK, Mkango, or MKAR undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that CPTK, Mkango, or MKAR will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Proposed Business Combination, in CPTK’s or MKAR’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, or Mkango’s public filings on SEDAR+, which you are advised to review carefully.

Important Information for Investors and Shareholders

In connection with the Proposed Business Combination, MKAR and CPTK will prepare a registration statement on Form F-4, including a proxy statement/prospectus, to be filed with the SEC, a copy of which will also be filed under Mkango’s profile on SEDAR+. The proxy statement/prospectus will be mailed to CPTK’s shareholders. CPTK urges investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Proposed Business Combination. Such persons can also read CPTK’s filings with the SEC for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The proxy statement statement/prospectus, once available, can be obtained, without charge, at the SEC’s web site at www.sec.gov.

Participants in the Solicitation

MKAR and CPTK and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CPTK’s shareholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of CPTK’s directors and officers in CPTK’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CPTK’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination when available. Information concerning the interests of MKAR’s and CPTK’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available.

No Offer or Solicitation

This news release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Business Combination. This news release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For further information on Mkango, please contact:

Mkango Resources Limited

Alexander Lemon	William Dawes
President	Chief Executive Officer
alex@mkango.ca	will@mkango.ca

UK: +44 20 7372 2744

www.mkango.com

@MkangoResources

SP Angel Corporate Finance LLP

Nominated Adviser and Joint Broker

Jeff Keating, Jen Clarke, Devik Mehta

UK: +44 20 3470 0470

Alternative Resource Capital

Joint Broker

Alex Wood, Keith Dowsing

UK: +44 20 7186 9004/5

Cohen Capital

Strategic and Financial Adviser

Brandon Sun

USA: +1 929 432 1254

Welsbach Corporate Solutions LLC-FZ

Supply Chain Advisor

Daniel Mamadou SG:

+65 6879 7107

For further information on CPTK, please contact:

Crown PropTech Acquisitions

Michael Minnick

Chief Executive Officer

mm@crownproptech.com

https://www.crownproptech.com

The TSX Venture Exchange has neither approved nor disapproved the contents of this press release. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with or with respect to the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.